                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                                Settlement Date          3/31/2003
                                                                                                Determination Date       4/10/2003
                                                                                                Distribution Date        4/15/2003

I.      All Payments on the Contracts                                                                                  5,918,827.36
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              125,372.04
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              3.72
V.      Servicer Monthly Advances                                                                                         78,657.50
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               16,551.53
VIII.   Transfers to the Pay-Ahead Account                                                                               (20,584.42)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                              (3.72)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                                0.00
X.      Deposit in error                                                                                                       0.00
Total available amount in Collection Account           `                                                              $6,118,824.01
                                                                                                                      =============

DISTRIBUTION AMOUNTS                                                           Cost per $1000
----------------------------------------------                                 --------------
1.    (a) Class A-1 Note Interest Distribution                                                            0.00
      (b) Class A-1 Note Principal Distribution                                                           0.00
          Aggregate Class A-1 Note Distribution                                  0.00000000                                    0.00

2.    (a) Class A-2 Note Interest Distribution                                                            0.00
      (b) Class A-2 Note Principal Distribution                                                           0.00
          Aggregate Class A-2 Note Distribution                                  0.00000000                                    0.00

3.    (a) Class A-3 Note Interest Distribution                                                            0.00
      (b) Class A-3 Note Principal Distribution                                                           0.00
          Aggregate Class A-3 Note Distribution                                  0.00000000                                    0.00

4.    (a) Class A-4 Note Interest Distribution                                                            0.00
      (b) Class A-4 Note Principal Distribution                                                           0.00
          Aggregate Class A-4 Note Distribution                                  0.00000000                                    0.00

5.    (a) Class A-5 Note Interest Distribution                                                            0.00
      (b) Class A-5 Note Principal Distribution                                                           0.00
          Aggregate Class A-5 Note Distribution                                  0.00000000                                    0.00

6.    (a) Class A-6 Note Interest Distribution                                                            0.00
      (b) Class A-6 Note Principal Distribution                                                           0.00
          Aggregate Class A-6 Note Distribution                                  0.00000000                                    0.00

7.    (a) Class A-7 Note Interest Distribution                                                            0.00
      (b) Class A-7 Note Principal Distribution                                                           0.00
          Aggregate Class A-7 Note Distribution                                  0.00000000                                    0.00

8.    (a) Class A-8 Note Interest Distribution                                                            0.00
      (b) Class A-8 Note Principal Distribution                                                           0.00
          Aggregate Class A-8 Note Distribution                                  0.00000000                                    0.00

9.    (a) Class A-9 Note Interest Distribution                                                      138,266.02
      (b) Class A-9 Note Principal Distribution                                                   5,144,476.89
          Aggregate Class A-9 Note Distribution                                 86.60234279                            5,282,742.91

10.   (a) Class A-10 Note Interest Distribution                                                     345,041.67
      (b) Class A-10 Note Principal Distribution                                                          0.00
          Aggregate Class A-10 Note Distribution                                 5.30833333                              345,041.67

11.   (a) Class B Certificate Interest Distribution                                                 244,679.31
      (b) Class B Certificate Principal Distribution                                                      0.00
          Aggregate Class B Certificate Distribution                             5.45000000                              244,679.31

12.   Servicer Payment
      (a)  Servicing Fee                                                                             56,728.47
      (b)  Reimbursement of prior Monthly Advances                                                   97,542.16
               Total Servicer Payment                                                                                    154,270.63

13.   Deposits to the Reserve Account                                                                                     92,089.50

Total Distribution Amount                                                                                             $6,118,824.01
                                                                                                                      =============
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                                  Page 1 of 4
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
Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                       0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                            0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                  0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                       0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                        $0.00
                                                                                                                    =============


                  INTEREST
----------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                        0.00
        (b) Class A-2 Notes    @              5.852%                                                        0.00
        (c) Class A-3 Notes    @              5.919%                                                        0.00
        (d) Class A-4 Notes    @              6.020%                                                        0.00
        (e) Class A-5 Notes    @              6.050%                                                        0.00
        (f) Class A-6 Notes    @              6.130%                                                        0.00
        (g) Class A-7 Notes    @              6.140%                                                        0.00
        (h) Class A-8 Notes    @              6.230%                                                        0.00
        (i) Class A-9 Notes    @              6.320%                                                  138,266.02
        (j) Class A-10 Notes   @              6.370%                                                  345,041.67
                     Aggregate Interest on Notes                                                                        483,307.69
        (k) Class B Certificates @            6.540%                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class A-7 Notes                                                                                 0.00
        (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                 0.00
        (j) Class A-10 Notes                                                                                0.00
        (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                                      Cost per $1000
                                                                         ---------------
        (a) Class A-1 Notes                                                0.00000000                       0.00
        (b) Class A-2 Notes                                                0.00000000                       0.00
        (c) Class A-3 Notes                                                0.00000000                       0.00
        (d) Class A-4 Notes                                                0.00000000                       0.00
        (e) Class A-5 Notes                                                0.00000000                       0.00
        (f) Class A-6 Notes                                                0.00000000                       0.00
        (g) Class A-7 Notes                                                0.00000000                       0.00
        (h) Class A-8 Notes                                                0.00000000                       0.00
        (i) Class A-9 Notes                                                2.26665607                 138,266.02
        (j) Class A-10 Notes                                               5.30833333                 345,041.67
                     Total Aggregate Interest on Notes                                                                  483,307.69
        (k) Class B Certificates                                           5.45000000                                   244,679.31

                  PRINCIPAL
----------------------------------------------
                                                                      No. of Contracts
                                                                      ----------------
1.   Amount of Stated Principal Collected                                                           2,232,265.36
2.   Amount of Principal Prepayment Collected                                 178                   2,656,468.27
3.   Amount of Liquidated Contract                                             7                      255,743.26
4.   Amount of Repurchased Contract                                            0                            0.00

       Total Formula Principal Distribution Amount                                                                    5,144,476.89
                                                                                             Pool Factor
5. Principal Balance before giving effect to Principal Distribution                          -----------
        (a) Class A-1 Notes                                                                   0.0000000                       0.00
        (b) Class A-2 Notes                                                                   0.0000000                       0.00
        (c) Class A-3 Notes                                                                   0.0000000                       0.00
        (d) Class A-4 Notes                                                                   0.0000000                       0.00
        (e) Class A-5 Notes                                                                   0.0000000                       0.00
        (f) Class A-6 Notes                                                                   0.0000000                       0.00
        (g) Class A-7 Notes                                                                   0.0000000                       0.00
        (h) Class A-8 Notes                                                                   0.0000000                       0.00
        (i) Class A-9 Notes                                                                   0.4303777              26,253,041.77
        (j) Class A-10 Notes                                                                  1.0000000              65,000,000.00
        (k) Class B Certificates                                                              1.0000000              44,895,285.54
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

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7. Principal Distribution                                                      Cost per $1000
                                                                               --------------
        (a) Class A-1 Notes                                                      0.00000000                                   0.00
        (b) Class A-2 Notes                                                      0.00000000                                   0.00
        (c) Class A-3 Notes                                                      0.00000000                                   0.00
        (d) Class A-4 Notes                                                      0.00000000                                   0.00
        (e) Class A-5 Notes                                                      0.00000000                                   0.00
        (f) Class A-6 Notes                                                      0.00000000                                   0.00
        (g) Class A-7 Notes                                                      0.00000000                                   0.00
        (h) Class A-8 Notes                                                      0.00000000                                   0.00
        (i) Class A-9 Notes                                                     84.33568672                           5,144,476.89
        (j) Class A-10 Notes                                                     0.00000000                                   0.00
        (k) Class B Certificates                                                 0.00000000                                   0.00

                                                                                                      Pool Factor
8. Principal Balance after giving effect to Principal Distribution                                    -----------
        (a) Class A-1 Notes                                                                            0.0000000              0.00
        (b) Class A-2 Notes                                                                            0.0000000              0.00
        (c) Class A-3 Notes                                                                            0.0000000              0.00
        (d) Class A-4 Notes                                                                            0.0000000              0.00
        (e) Class A-5 Notes                                                                            0.0000000              0.00
        (f) Class A-6 Notes                                                                            0.0000000              0.00
        (g) Class A-7 Notes                                                                            0.0000000              0.00
        (h) Class A-8 Notes                                                                            0.0000000              0.00
        (i) Class A-9 Notes                                                                            0.3460420     21,108,564.88
        (j) Class A-10 Notes                                                                           1.0000000     65,000,000.00
        (k) Class B Certificates                                                                       1.0000000     44,895,285.54


                                                                                                      Aggregate
                  POOL DATA                                                     No. of Contracts  Principal Balance
                  ---------                                                     ----------------  -----------------
1.   Pool Stated Principal Balance as of  3/31/2003                                  5,872         131,003,850.42

2.   Delinquency Information                                                                                         % Delinquent
                                                                                                                     ------------
              (a) 31-59 Days                                                           57            1,186,101.41      0.905%
              (b) 60-89 Days                                                           21              505,691.38      0.386%
              (c) 90-119 Days                                                          17              406,669.55      0.310%
              (d) 120 Days +                                                           58            1,439,152.05      1.099%


3.   Contracts Repossessed during the Due Period                                       10              218,212.87

4.   Current Repossession Inventory                                                    18              411,087.52

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                      7               255,743.26
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     125,372.04
                                                                                                   --------------
     Total Aggregate Net Losses for the preceding Collection Period                                                   130,371.22

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      759,622.46

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,248                           19,859,901.01

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.166%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               74.124



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

              TRIGGER ANALYSIS
----------------------------------------------

1. (a) Average Delinquency Percentage                                                         2.176%
   (b) Delinquency Percentage Trigger in effect ?                                                                     YES

2. (a) Average Net Loss Ratio                                                                 0.063%
   (b) Net Loss Ratio Trigger in effect ?                                                                             NO
   (c) Net Loss Ratio (using ending Pool Balance)                                             0.186%

3. (a) Servicer Replacement Percentage                                                        0.074%
   (b) Servicer Replacement Trigger in effect ?                                                                       NO


                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                             56,728.47

2.    Servicer Advances                                                                                                  78,657.50

3.    (a)  Opening Balance of the Reserve Account                                                                      8,757,121.81
      (b)  Deposits to the Reserve Account                                                   92,089.50
      (c)  Investment Earnings in the Reserve Account                                         6,459.70
      (d)  Distribution from the Reserve Account                                                  0.00
      (e)  Ending Balance of the Reserve Account                                                                       8,855,671.01

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                       91,174.88
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                     20,584.42
      (c)  Investment Earnings in the Pay-Ahead Account                                           0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                   (16,551.53)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       95,207.77


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